UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Ibotta, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-42018 (Commission File Number)	35-2426358 (I.R.S. Employer Identification Number)

1801 California Street, Suite 400 Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)
303-593-1633
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	IBTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Ibotta, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Meeting”). As of the record date for the Meeting, which was established by the Company’s Board of Directors to be the close of business on March 31, 2025, there were 26,382,120 shares of the Company’s Class A common stock, with a par value of $0.00001 per share (the “Class A common stock”), outstanding (each entitled to one vote per share), and 3,137,424 shares of the Company’s Class B common stock, with a par value of $0.00001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), outstanding (each entitled to 20 votes per share). The common stock voted as a single class on all matters. Of the 29,519,544 shares of common stock outstanding as of the record date, 21,126,363 shares were represented at the Meeting or by proxy, together representing a total of 79,027,419 votes, or a majority of the voting power of all issued and outstanding shares of common stock as of the record date, and constituting a quorum under the Company’s amended and restated bylaws. The shareholders considered two proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2025. The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The shareholders elected two Class I directors to hold office for a three-year term expiring at the 2028 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Amanda Baldwin	70,997,709	4,545,610	80,803	3,403,297
Thomas Lehrman	70,981,860	4,561,230	81,032	3,403,297

Proposal 2. The shareholders ratified the appointment of KPMG, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, by the following vote:

For	Against	Abstain	Broker Non-Votes
78,824,007	79,259	124,153	—

No other items were presented for shareholder approval at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBOTTA, INC.

Date:	June 3, 2025	By:	/s/ David Shapiro
David Shapiro
Chief Legal Officer